COLLATERAL PLEDGE AND SECURITY AGREEMENT

THIS COLLATERAL PLEDGE AND SECURITY AGREEMENT ("Agreement") is made and entered into effective as of this 28th day of September, 1999, by and between STEPHEN G.
WELCH, a resident of the State of Washington (hereinafter referred to as "Executive") and
TODD SHIPYARDS CORPORATION, a Delaware corporation with its chief executive office located at 1801 16th Avenue Southwest, Seattle, Washington, 98134 (the "Company").

                  P R E L I M I N A R Y   S T A T E M E N T

A. The Company has heretofore granted to Executive the right and option (the "Option") to acquire 75,000 shares of the Company's common stock, $.01 par value (the "Pledged Shares") in exchange for payment of an exercise price of $4.50 per share (the "Exercise Price").

B. The Option is fully vested, and on the date hereof, Executive exercised the Option to acquire the Pledged Shares and has executed and delivered to the Company a Promissory Note in an original principal amount of THREE HUNDRED THIRTY SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($337,500.00) (the "Note") in full payment of the aggregate Exercise Price therefor.

C. As a material inducement to the Company to accept the Note and as security therefor, the
Company has required that Executive pledge, assign and grant to the Company a first priority lien and security interest in the Collateral (as hereinafter defined) pursuant to the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein, and as a material inducement to the Company to accept the Note and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


1. Definitions. All capitalized terms in this Agreement shall have the meanings defined in this
Agreement, or if not defined herein, their meaning given in the Preliminary Statement (all such meanings to be equally applicable to both the singular and plural forms of the terms defined unless otherwise specified).

1.1 "Collateral" shall mean all of Executive's personal assets, including but not limited to, right, title and interest in and to the property more particularly described in Section 2 of this
Agreement, whether such property is now owned or hereafter acquired.

1.2 "Event of Default" shall have the meaning set forth in Section 8 of this Agreement.

1.3 "Secured Obligations" means the obligations secured by this Agreement as described in
Section 3 of this Agreement.

2.     Grant of Security Interest.

2.1 Executive hereby pledges and assigns to the Company, and hereby grants to the Company, a security interest in the Collateral and a general lien upon and right to set off against the Pledged
Shares, together with all proceeds of any sale, transfer or other disposition of any such Pledged
Shares, and any stocks, securities or other property purchased with the proceeds from the sale of such Pledged Shares and any substitutions therefor, any and all stocks, securities and/or other property resulting from any stock splits, stock rights, rights to subscribe, options, dividends paid in stock and/or new securities paid and/or distributed in respect of such Pledged Shares, and all dividends and other distributions or property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, together with all additions, substitutions and/or replacements thereof, and all proceeds of any of the foregoing.

2.2 Upon execution of this Agreement, Executive shall deliver to the Company all certificates evidencing the Pledged Shares duly endorsed in blank for transfer or accompanied by irrevocable stock powers (duly executed in blank with signature guaranteed), and any other endorsements, assignments and/or documents of conveyance which the Company may now or hereafter require, in its sole and absolute discretion.

3. Secured Obligations. Executive has pledged to the Company and has granted to the
Company a security interest in the Collateral to secure: (a) the payment by Executive of all unpaid principal of, and interest now or hereafter to accrue on, the Note, and (b) all costs and expenses paid or incurred by the Company in connection with the preservation and/or enforcement of all of its rights and remedies under the Note and this Agreement as more particularly described in Section 12 (collectively referred to as the
"Secured Obligations").   The
Company shall hold the Shares upon the terms and provisions of this Agreement, and the security interest in the Collateral granted to the Company pursuant to this Agreement shall continue until all of the Secured Obligations have been paid in full to the Company.

4. Representations and Warranties. Executive represents and warrants to the Company as follows, which representations and warranties shall survive the execution and delivery of this
Agreement and the delivery of the Pledged Shares to the Company:

4.1 Executive has full right, power and authority to enter into and perform this Agreement.
This Agreement has been duly entered into and delivered by Executive and constitutes the legal, valid and binding obligation of Executive, enforceable against Executive in accordance with its terms.

4.2 Executive has good and marketable title to the Pledged Shares, none of which is now or will hereafter be subject to any lien, charge, pledge, encumbrance, claim or security interest of any nature whatsoever, other than the security interest created by this Agreement.

4.3 All of the Pledged Shares are fully paid and non-assessable. Executive has taken all action necessary to grant to the Company a first priority lien in and upon the Pledged Shares.

4.4 Executive has not entered into any stock restriction or purchase agreement with respect to any of the Pledged Shares which would in any way restrict the sale, pledge or other transfer thereof or of any interest in or to the same.

4.5 The execution and delivery of this Agreement and the performance of the transactions contemplated hereby will not contravene or constitute a default under or result in a lien upon any property of Executive pursuant to any applicable law or decree or any agreement, document or instrument binding upon or affecting Executive or any of his or her assets, other than the security interest created by this Agreement.

4.6 There is no action, suit or proceeding pending or, to the best of Executive's knowledge, information and belief, threatened against Executive which could reasonably be expected to have a material adverse effect on the Collateral.

5. Affirmative Covenants. Executive covenants and agrees with the Company that Executive will observe and perform all of the following provisions until all of the Secured Obligations have been paid in full to the Company and this Agreement has been terminated by the Company.

5.1 Executive will take all actions and will execute all documents and instruments that may be reasonably requested by the Company to perfect the Company's security interest in all of the
Collateral in accordance with the requirements of applicable law.

5.2 Executive will promptly pay when due, and before penalties would attach, all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting the
Collateral or any part thereof, unless Executive at his own expense is contesting any such amount in good faith by an appropriate proceeding timely instituted and which shall operate to prevent the collection or satisfaction of the lien or amount so contested.

5.3 Executive will keep the Collateral free and clear of all levies, security interests and other liens and charges whatsoever, excepting only the Company's security interest in the Collateral.

5.4 Executive will appear in and defend any action or proceeding which may affect his title to the Collateral and/or the Company's perfected security interest in any of the Collateral.

6. Negative Covenants as to Pledged Shares. Executive hereby covenants and agrees with the
Company that he will not surrender or lose possession of the Pledged Shares or any part thereof
(other than to the Company pursuant hereto), or sell, further encumber or otherwise dispose of or transfer the Pledged Shares or any part thereof or any of their respective rights, titles or interests therein without the prior written consent of the Company, which consent will not be unreasonably withheld if simultaneously with such sale, all Secured Obligations are being paid in full; provided, however, so long as no Event of Default has occurred and is continuing,
Executive may, upon written notice to the Company, direct the Company to sell all or any portion of the Pledged Shares provided the net proceeds derived therefrom are paid to the
Company to repay all of the Secured Obligations then outstanding in the manner set forth in the
Note, and the balance, if any, shall be promptly remitted by the Company to the Executive.

7.     Certain Rights Respecting the Pledged Shares.

7.1 So long as no Event of Default has occurred and is continuing, Executive may exercise all voting rights with respect to the Pledged Shares. Provided, upon the occurrence of any Event of
Default, and so long as such Event of Default exists, the Company may, at its sole option, exercise all voting rights with respect to the Pledged Shares, and for that purpose Executive hereby appoints any officer of the Company as its proxy and attorney-in-fact for all purposes of voting the Pledged Shares at any annual, regular or special meeting of the Company and this appointment shall be deemed coupled with an interest and is and shall be irrevocable until all of the Secured Obligations have been fully paid to the Company. All persons whatsoever shall be conclusively entitled to rely upon any oral or written certification of the Company that it is entitled to vote the Pledged Shares hereunder. Executive shall execute and deliver to the
Company any additional proxies and powers of attorney that the Company may reasonably desire in its own name to effectuate the provisions of this Agreement.

7.2 Except to the extent the Company otherwise agrees in writing to the contrary, all proceeds generated from the sale and/or redemption of any of the Pledged Shares, and all cash or stock dividends or other distributions paid or payable or declared in respect of the Pledged Shares, and any and all other rights, options, securities or other instruments paid or payable in respect of the
Pledged Shares shall be immediately remitted to the Company and, to the extent of any cash proceeds, applied by the Company to the payment of the Secured Obligations in the order set forth in the Note, and, to the extent of non-cash proceeds, held by the Company as additional
Collateral pursuant to the provisions of this Agreement. In the event any of such property is received by Executive in violation of the foregoing, then Executive shall hold all of the same in trust and as a fiduciary for the Company and promptly deliver the same to the Company to be held by the Company pursuant to and in accordance with the provisions of this Agreement.

8. Event of Default. The following shall each constitute an "Event of Default" hereunder:

8.1 If Executive shall fail to make any payment of principal or interest as required under the
Note; or

8.2 Executive shall breach, violate or fail to perform or observe any covenant, obligation, agreement, condition or other provision contained in this Agreement; or

8.3 If any representation or warranty made by Executive in this Agreement shall be untrue or incorrect in any material aspect; or

8.4 Executive shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Executive under the federal Bankruptcy Code or any similar state insolvency statute, or Executive shall make any offer of settlement, extension or compromise to his unsecured creditors generally; or

8.5 Executive shall challenge or contest in any action, suit or proceeding the validity or enforceability of the Note or this Agreement, or the validity, legality or enforceability of any of the Secured Obligations or the perfection or priority of any lien granted to the Company; or

8.6 Executive shall sell, assign or otherwise transfer, or attempt to sell, assign or otherwise transfer, all or any portion of the Pledged Shares without the Company's prior written consent, or create or permit to exist any pledge, hypothecation or encumbrance on all or any portion of the
Pledged Shares, except for the pledge made hereby, or the making of any levy, seizure or attachment thereof or thereon.

9.     Remedies.

9.1 Upon the occurrence of any Event of Default, the Company may, at its option exercise the rights with respect to the Collateral contemplated in Section 7 of this Agreement, and, in addition to exercising all other rights or remedies hereunder or under applicable law or equity, proceed to exercise with respect to the Collateral all rights, options and remedies of a secured party upon default as provided under the Uniform Commercial Code as then adopted in the State of
Washington.

9.2 The rights of the Company upon the occurrence of any Event of Default shall include, without limitation, the following:

(a) The right to the immediate possession of the Collateral not then in the Company's possession without requirement of notice or demand or of any legal process.

(b) The right to have transferred to or registered in the name of the Company, or its nominee or nominees, all or any portion of the Collateral and thereafter to exercise all rights with respect thereto as the absolute owner thereof, without notice or liability to Executive, except to account for property actually received by the Company.

(c) The right to sell or otherwise dispose of the Collateral (including, without limitation, delivering the Pledged Shares, together with any stock powers and/or other documents of conveyance executed incident thereto and/or pursuant to this Agreement) or any part thereof at one or more public or private sales, in one or more lots or parcels, regardless of whether the
Collateral is present at the place of sale, for cash or credit or for future delivery, and on such terms and conditions and in such manner as the Company may determine in its sole and absolute discretion, with the Company having the right to bid upon and be the purchaser of any or all of the Collateral so sold at any public sale. To the extent permitted by applicable law, each such public or private sale may be held without demand or advertisement or notice of intention to sell or of the time or place of sale, except as otherwise expressly provided herein, and without prior judicial hearing or other notice or demand of any kind, except as otherwise expressly provided herein, all of which are hereby expressly and unconditionally waived by Executive. Any public or private sale held pursuant to this Section 9.2(c) shall be held in a commercially reasonable manner. Executive agrees that it shall be reasonable for the Company to sell the Collateral on credit for present or future delivery without any assumption of any credit risk.

(d) The right to, in the Company's name, or in the name of the undersigned, demand, sue for, collect and receive money, securities and other property which may at any time be payable or receivable on account of or in exchange for any Collateral, or make any compromise or settlement that the Company considers desirable with respect thereto or renew or extend the time of payment or otherwise modify the terms of any obligation included in the Collateral; provided, however, it is expressly agreed that the Company shall not be obligated to take any step to preserve rights against prior parties on any of the Collateral, and that reasonable care of the
Collateral shall not include the taking of any such step.

(e) The right to recover the reasonable expenses of the Company in preparing for sale and selling the Collateral and other like expenses, together with court costs and reasonable attorneys' fees incurred by the Company.

(f) The right to proceed by appropriate legal process at law or in equity to enforce any provision of this Agreement or in aid of the execution of any power of sale, or for foreclosure of the security interest of the Company in the Collateral, or for the sale of the Collateral under the judgment or decree of any court.

(g) In furtherance of the rights and remedies of the Company upon the occurrence and during the continuance of an Event of Default, Executive hereby constitutes any officer of the
Company as its proxy and attorney-in-fact to complete, execute and file with the Securities and
Exchange Commission one or more notices of proposed sale of securities pursuant to Rule 144 or Rule 144A under the Securities Act of 1933, and this appointment shall be deemed coupled with an interest and is and shall be irrevocable until all of the Secured Obligations have been paid in full to the Company.

9.3 All proceeds derived from the enforcement by the Company of any one or more of the rights and remedies set forth in this Section 9, after deducting therefrom all costs and expenses
(including reasonable attorney fees) paid or incurred by the Company in enforcing such rights and remedies, shall be applied by the Company to the payment of the Secured Obligations in the
order set forth in the Note.   In the event said proceeds exceed the
aggregate amount of  Secured
Obligations, the Company shall promptly remit the balance to the Executive.

10. Exercise of Remedies. The rights and remedies of the Company shall be deemed to be cumulative, and the exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy.

11. Waiver. Executive hereby waives any claim arising by reason of (a) the fact that the price or prices for which the Collateral or any part thereof is sold at any private sale or sales are less than the price which would have been obtained at a public sale or sales or are less than the amount of the Secured Obligations provided that any such private sale shall be conducted in a commercially reasonable manner; (b) any reasonable delay by the Company in selling the
Collateral following the occurrence of an Event of Default, including, without limitation, any delays in selling the Collateral resulting from the compliance by the Company with applicable federal and state securities laws, even if the price of the Collateral thereafter declines; or (c) the immediate sale of the Collateral upon the occurrence of an Event of Default, even if the price of the Collateral should thereafter increase.

12. Payment of Costs, Attorneys' Fees and Expenses. Executive shall pay all reasonable costs, attorneys' fees and other expenses of whatever kind incurred by the Company in connection with
(a) enforcing this Agreement, (b) obtaining possession of the Collateral, (c) the protection and preservation of the Collateral, and (d) any litigation involving the Collateral, any benefit accruing by virtue of the provisions hereof or the rights of the Company hereunder,

13.     Irrevocable Attorney-in-Fact.   Executive hereby irrevocably appoints
the Company and/or
any officer thereof as Executive's attorney-in-fact to, if Executive fails to do so upon the
Company's written demand, (a) do all acts and things which the Company may deem necessary or appropriate in its reasonable discretion to perfect and to continue the perfected status of the security interest in the Collateral created in favor of the Company pursuant to this Agreement and to protect the Collateral, and (b) to perform such other acts in connection with the Collateral as the Company determines in its reasonable discretion to be necessary or appropriate to effectuate the purposes and provisions of this Agreement.

14. Return of Collateral. The Company may at any time deliver the Collateral that it holds, or any part thereof, to Executive. The receipt by Executive of the Collateral or any part thereof, shall be a complete and full discharge of the Company with respect to such Collateral, and the
Company shall be discharged from any liability or responsibility with respect thereto.

15. Waiver of Hearing. To the extent permitted by applicable law, Executive hereby irrevocably and expressly waives (a) any constitutional or other right to a judicial hearing prior to the time the Company takes possession of and/or disposes of the Collateral or any part thereof as provided in Section 9 hereof, and (b) all rights to redeem or reclaim the Collateral or any part thereof, whether sold at public or private sale.

16. General Waivers. Any forbearance or failure or delay by the Company in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power and remedy of the Company shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by the Company. Executive hereby irrevocably and expressly waives (a) any right to require the Company to proceed against any person or to exhaust any other security for the Secured Obligations or to pursue any remedy in its power prior to enforcing its security interest in the Collateral and its other rights hereunder, and (b) any right to require the Company to enforce its security interest in all of the Collateral contemporaneously in time. It is understood and agreed by Executive that the Company has the right, in its sole and absolute discretion, to enforce or forbear from enforcing its security interest in the Collateral or any part thereof as the Company elects in its sole and absolute discretion.

17.     Notice.

17.1 Any sale of any Collateral may be made without demand of performance and any requirement of the Uniform Commercial Code of reasonable notice of the intended sale or other disposition of the Collateral shall be met, if such notice is given to Executive at least ten (10)
Business Days, as hereinafter defined, before the time of sale, disposition or other event or thing giving rise to the requirement of notice.

17.2 All notices and other communications under this Agreement shall be in writing and shall be personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed as follows (or to such other address as to which any party shall have given the other party written notice):

If to the Executive    Stephen G. Welch
                       16220 Fifth Court N.W.
                       Seattle, Washington, 98177

If to the Company:     Todd Shipyards Corporation
                       1801 16th Avenue Southwest
                       Seattle, Washington, 98134

With a copy to:        Joseph D. Lehrer, Esq.
                       Greensfelder, Hemker & Gale, P.C.
                       10 S. Broadway, Suite 2000
                       St. Louis, Missouri 63102

All notices and other communications hereunder shall be deemed given upon the earlier of (a) actual delivery in person, or (b) two (2) Business Days after having been deposited in the United
States mails, in accordance with the foregoing, as applicable. As used herein, the term "Business
Day" means each day of the week other than Saturdays, Sundays and other days on which any federal bank is closed to the public.

18. Further Assurances. Executive shall execute all such other documents or instruments, and take such other actions, as the Company may reasonably request to more fully create and maintain, or to verify, ratify or perfect, the security interest in the Collateral hereby created in favor of the Company pursuant to this Agreement.

19. No Implied Waiver. All options and rights of the Company hereunder are continuing, and the failure of the Company to exercise any such option or right of election in any instance shall not be construed as waiving the right to exercise such option or right at any subsequent time or be construed as waiving the right to exercise any other option or right hereunder or at law or in equity. No exercise by the Company of any of the options, rights or powers provided herein and no delay or omission in the exercise of such options, rights or powers provided herein shall be construed to exhaust the same or be construed as a waiver thereof, and each such option, right and power may be exercised at any time and from time to time.

20. Entire Agreement; Amendment; Severability. This Agreement and the Note contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters; and
Executive and the Company acknowledge that there are no contemporaneous oral agreements with respect to the subject matter hereof. This Agreement may not be changed, modified or amended, except by a writing executed by all parties hereto; and no obligation of the Executive can be released or waived by the Company or any agent of the Company, except by a writing duly executed by the Company. If any provision of this Agreement is found or declared to be invalid or unenforceable by any court or other competent authority having jurisdiction, such finding or declaration shall not invalidate any other provision hereof, and this Agreement shall thereafter continue in full force and effect except that such invalid or unenforceable provision shall be interpreted and reformed in a reasonable manner by said court or competent authority having jurisdiction or shall be deemed deleted to the same extent as if it had never existed, as said court or other competent authority having jurisdiction may determine.

21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, except to the extent that the applicability of any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling.

22. Successors and Assigns. This Agreement shall bind Executive and his heirs, successors, legal representatives and assigns and shall inure to the benefit of the Company and its successors and assigns, including, without limitation, each subsequent holder of the Note.

23. Captions. The various section headings used in this Agreement are inserted for convenience of reference only and shall be ignored in interpreting or construing the provisions hereof.

24. Recitals. The recitals to this Agreement are material provisions hereof, and are incorporated herein by this reference.

25. Time of the Essence. Time shall be of the essence in the performance of all of Executive's covenants, obligations and agreements under this Agreement.

26. Counterpart Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the ___ day of
September, 1999, to be effective as of the day and year first above written.

"Executive"                             "Company"

_______________________________	    TODD SHIPYARDS CORPORATION
Stephen G. Welch                        By:_________________________________
                                        Name: ______________________________
                                        Title: _____________________________